POOL COMPANY WHOLESALE FINANCE PLAN
                       APPLICATION FOR WHOLESALE FINANCING
                             AND SECURITY AGREEMENT

TO:  Ford Motor Credit Company                             Date January 27, 1995
     (hereinafter  called "Ford Credit")

The undersigned           Starcraft Automotive Group, Inc.
               ---------------------------------------------------- (hereinafter
                           (POOL COMPANY'S EXACT BUSINESS NAME)

called "Dealer") of   2703 College Avenue        Goshen      IN         46526
                   -------------------------------------------------------------
                      (STREET AND NUMBER)        (CITY)    (STATE)    (ZIP CODE)



hereby requests Ford Credit to establish and maintain for Dealer a wholesale line of credit to finance vehicles and other merchandise (hereinafter called the "Merchandise") for Dealer under the terms of the Ford Credit Wholesale Finance Plan as set forth in the April, 1990 edition of the Ford Credit Dealer Manual entitled "Pool Company Finance Manual" or any subsequent edition thereof (hereinafter called the "Plan") and in connection therewith to make advances to or on behalf of Dealer, or otherwise extend credit to Dealer. In consideration thereof Dealer hereby agrees as follows:

1.       Advances by Ford Credit

Ford Credit at all times shall have the right in its sole discretion to determine the extent to which, the terms and conditions on which, and the period for which it will make such advances or otherwise extend credit to Dealer (hereinafter called an "Advance" (individually) or "Advances" (collectively)), under the Plan or otherwise. Ford Credit may, at any time and from time to time, in its sole discretion, establish, rescind or change limits or the extent to which financing accommodations under the Plan will be made available to Dealer. In connection with the extension of credit, Ford Credit may pay to any manufacturer, distributor or other seller of the Merchandise the invoice or contract amount therefor and be fully protected in relying in good faith upon any invoice, contract or other advice from such manufacturer, distributor or seller that the Merchandise described therein has been ordered or shipped to Dealer and that the amount therefor is correctly stated. Any such payment made by Ford Credit to such manufacturer, distributor or seller, and any loan or other extension of credit made by Ford Credit directly to Dealer with respect to Merchandise of any type held by Dealer, shall be an Advance made by Ford Credit hereunder and shall be repayable by Dealer in accordance with the terms hereof.

From time to time Ford Credit shall furnish statements to Dealer of Advances made by Ford Credit hereunder. Dealer shall review the same promptly upon receipt and advise Ford Credit in writing of any discrepancy therein. If Dealer shall fail to advise Ford Credit of any discrepancy in any such statement within ten calendar days following the receipt thereof by Dealer, such statement shall be deemed to be conclusive evidence of Advances made by Ford Credit hereunder unless Dealer or Ford Credit establishes by a preponderance of evidence that such Advances were not made or were made in different amounts than as set forth in such statement.

2.       Interest and Service and Insurance Flat Charges

Each Advance made by Ford Credit hereunder shall bear interest at the rates established by Ford Credit from time to time for Dealer, except that any amount not paid when due hereunder shall bear interest at a rate that is 4 percentage points higher than the current pre-default rate up to the maximum contract rate permitted by the law of the state where Dealer maintains its business as set out above. In addition to interest, the financing of Merchandise under the Plan shall be subject to service and insurance flat charges established by Ford Credit from time to time for Dealer.

Ford Credit shall advise Dealer in writing from time to time of any change in the interest rate and service and insurance flat charges applicable to Dealer and the effective date of such change. Such change shall not become effective, however, if Dealer elects to terminate this Agreement and pay to Ford Credit the full unpaid balance outstanding under Dealer's wholesale line and all other amounts due or to become due hereunder in good funds within ten calendar days after the receipt of such notice by Dealer.

3.       Payments by Dealer

The aggregate amount outstanding from time to time of all Advances made by Ford Credit hereunder shall constitute a single obligation of Dealer, notwithstanding Advances are made from time to time. Unless otherwise provided in the promissory note, security agreement or other instrument evidencing the same from time to time, Dealer shall pay to Ford Credit, upon demand, the unpaid balance (or so much thereof as may be demanded) of all Advances plus Ford Credit's interest and flat charges with respect thereto, and in any event, without demand, the unpaid balance of the Advance made by Ford Credit hereunder with respect to an item of the Merchandise at or before the date on which the Dealer commences to upfit, modify, complete, add to or otherwise work on such item of the merchandise. Dealer also shall pay to Ford Credit, upon demand, the full amount of any rebate, refund or other credit received by Dealer with respect to the Merchandise.

4.       Ford Credit's Security Interest

As security for all Advances now or hereafter made by Ford Credit hereunder, and for the observance and performance of all other obligations of Dealer to Ford Credit in connection with the wholesale financing of Merchandise for Dealer, Dealer hereby grants to Ford Credit a security interest in the Merchandise now owned or hereafter acquired by Dealer and in the proceeds, in whatever form, of any sale or other disposition thereof; and Dealer hereby assigns to Ford Credit, and grants to Ford Credit a security interest in all amounts that may now or hereafter be payable to Dealer by the manufacturer, distributor or seller of any of the Merchandise by way of rebate or refund of all or any portion of (a) the purchase price thereof or (b) interest or other charges due or to become due to Ford Credit from Dealer with respect to financing of Merchandise. Dealer agrees that Ford Credit may direct that such amounts be paid directly to it and applied to amounts due or to become due to it from Dealer.

5.       Dealer's Possession and Sale of Merchandise

Dealer's possession of the Merchandise shall be for the sole purpose of storing the same prior to upfitting or adding to the Merchandise. Dealer shall keep the Merchandise brand new and subject to inspection by Ford Credit and free from all taxes, liens and encumbrances, and any sum of money that may be paid by Ford Credit in release or discharge of any taxes, liens or encumbrances on the Merchandise or on any documents executed in connection therewith shall be paid by Dealer to Ford Credit upon demand. Except as may be necessary to remove or transport the same from a freight depot to Dealer's place of business. Dealer shall not use or operate, or permit the use or operation of, the Merchandise for demonstration, hire or otherwise without the express prior written consent of Ford Credit in each case, and shall not in any event use the Merchandise illegally or improperly. Dealer shall not mortgage, pledge or loan any of the Merchandise, and shall not transfer or otherwise dispose of the same prior to the payment to Ford Credit of all amounts owed to it with respect thereto. Any and all proceeds of any sale, lease or other disposition of the Merchandise by Dealer shall be received and held by Dealer in trust for Ford Credit and shall be fully, faithfully and promptly accounted for and remitted by Dealer to Ford Credit to the extent of Dealer's obligation to Ford Credit with respect to the Merchandise.

6.       Risk of Loss and Insurance Requirements

The Merchandise shall be at Dealer's sole risk of any loss or damage to the same, except to the extent of any insurance proceeds actually received by Ford Credit with respect thereto under insurance obtained by Ford Credit pursuant to the Plan. Dealer shall indemnify Ford Credit against all claims for injury or damage to Persons or property caused by the use, operation or holding of the Merchandise and, if requested to do so by Ford Credit, maintain at its own expense liability insurance in connection therewith in such form and amounts as Ford Credit may reasonably require from time to time. In addition, Dealer shall insure each item of the Merchandise that is or may be operated for any purpose against loss due to collision, subject in each case to the deductible amounts and limitations set forth in the Plan.

7.       Credits

All funds or other property belonging to Ford Credit and received by Dealer shall be received by Dealer in trust for Ford Credit and shall be remitted to Ford Credit forthwith. Ford Credit, at all times, shall have a right to offset and apply any and all credits, moneys or properties of Dealer in Ford Credit's possession or control against any obligation of Dealer to Ford Credit. Dealer in Ford Credit's possession or control against any obligation of Dealer to Ford Credit.

8.       Information Concerning Dealer

To induce Ford Credit to extend financing accommodations hereunder, Dealer has submitted information concerning its business organization and financial condition, and certifies that the same is complete, true and correct in all respects and that the financial information contained therein and any that may be furnished to Ford Credit from time to time hereafter does and shall fairly present the financial condition of Dealer in accordance with generally accepted accounting principles applied on a consistent basis. Dealer agrees to notify Ford Credit promptly of any material change in its business organization or financial condition or in any information relating thereto previously furnished to Ford Credit. Dealer acknowledges and intends that Ford Credit shall rely, and shall have the right to rely, on such information in extending and continuing to extend financing accommodations to Dealer. Dealer hereby authorizes Ford Credit from time to time and at all reasonable times to examine, appraise and verify the existence and condition of all Merchandise, documents, commercial or other paper and other property in which Ford Credit has or has had any title, title retention, lien, security or other interest, and all of Dealer's books and records in any way relating to its business.

9.       Default

The following shall constitute an Event of Default hereunder.

     (a) Dealer shall fail to promptly pay any amount now or hereafter owing to Ford Credit as and when the same shall become due and payable, or

     (b) Dealer shall fail to duly observe or perform any other obligation secured hereby, or

     (c) any representation made by Dealer to Ford Credit shall prove to have been false or misleading in any material respect as of the date on which the same was made, or

     (d) a proceeding in bankruptcy, insolvency or receivership shall be instituted by or against Dealer or Dealer's property.

Upon the occurrence of an Event of Default Ford Credit may accelerate, and declare immediately due and payable, all or any part of the unpaid balance of all Advances made hereunder together with accrued interest and flat charges, without notice to anyone. In addition, Ford Credit may take immediate possession of all property in which it has a security interest hereunder, without demand or other notice and without legal process. For this purpose and in furtherance thereof if Ford Credit so requests, Dealer shall assemble such property and make it available to Ford Credit at a reasonably convenient place designated by Ford Credit, and Ford Credit shall have the right, and Dealer hereby authorizes and empowers Ford Credit, its agents or representatives, to enter upon the premises wherever such property may be and remove same. In the event Ford Credit acquires possession of such property or any portion thereof, as hereinbefore provided, Ford Credit may, in its sole discretion (i) sell the same, or any portion thereof, after five days' written notice, at public or private sale for the account of Dealer, (ii) declare this agreement, all wholesale transactions and Dealer's obligations in connection therewith to be terminated and cancelled and retain any sums of money that may have been paid by Dealer in connection therewith, and (iii) enforce any other remedy that Ford Credit may have under applicable law. Dealer agrees that the sale by Ford Credit of any new and unused property repossessed by Ford Credit to the manufacturer, distributor or seller thereof, or to any person designated by such manufacturer, distributor or seller, at the invoice cost thereof to Dealer less any credits granted to Dealer with respect thereto and reasonable costs of transportation and reconditioning, shall be deemed to be a commercially reasonable means of disposing of the same. Dealer further agrees that if Ford Credit shall solicit bids from three or more other dealers in the type of property repossessed by Ford Credit hereunder, any sale by Ford Credit of such property in bulk or in parcels to the bidder submitting the highest cash bid therefor also shall be deemed to be a commercially reasonable means of disposing of the same. Dealer understands and agrees, however, that such means of disposal shall not be exclusive and that Ford Credit shall have the right to dispose of any property repossessed hereunder by any commercially reasonable means. Dealer agrees to pay reasonable attorneys' fees and legal expenses incurred by Ford Credit in connection with the repossession and sale of any such property. Ford Credit's remedies hereunder are cumulative and may be enforced successively or concurrently.

10.      General

Dealer waives the benefit of all homestead and exemption laws and agrees that the acceptance by Ford Credit of any payment after it may have become due or the waiver by Ford Credit of any other default shall not be deemed to altar or affect Dealer's obligations or Ford Credit's right with respect to any subsequent payment or default.

Neither this agreement, nor any other agreement between Dealer and Ford Credit, or between Dealer and any manufacturer, distributor or seller that has been assigned to Ford Credit, nor any funds payable by Ford Credit to Dealer, shall be assigned by Dealer without the express prior written consent of Ford Credit in each case.

Any provision hereof prohibited by any applicable law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof. Except as herein provided, no modification hereof may be made except by a written instrument duly executed by, or pursuant to the express written authority of an executive officer of Ford Credit.

Dealer shall execute and deliver to Ford Credit promissory notes or other evidences of Dealer's indebtedness hereunder, security agreements, trust receipts, chattel mortgages or any other security instruments and any other documents which Ford Credit may reasonably request to confirm Dealer's obligations to Ford Credit and to confirm Ford Credit's security interest in the Merchandise financed by Ford Credit under the Plan or in any other property as provided hereunder, and in such event the terms and conditions hereof shall be deemed to be incorporated therein. Ford Credit's security or other interest in any Merchandise shall not be impaired by the delivery to Dealer of Merchandise or of bills of lading, certificates of origin, invoices or other documents pertaining thereto or by the payment by Dealer of any curtailment, security or other deposit or portion of the amount financed. The execution by Dealer or on Dealer's behalf of any document for the amount of any credit extended shall be deemed evidence of Dealer's obligation and not payment thereof. Ford Credit may, for and in the name of Dealer, endorse and assign any obligation transferred to Ford Credit by Dealer and any check or other medium of payment intended to apply upon such obligation. Ford Credit may complete any blank space and fill in omitted information on any document or paper furnished to it by Dealer.

Unless the context otherwise clearly requires, the terms used herein shall be given the same meaning as ascribed to them under the provisions of the Uniform Commercial Code. Section headings are inserted for convenience only and shall not affect any construction or interpretation of this agreement.

This agreement shall be interpreted in accordance with the laws of the state of the Dealer's place of business set out above.

11.      Acceptance and Termination

Dealer waives notice of Ford Credit's acceptance of this agreement and agrees that it shall be deemed accepted by Ford Credit at the time Ford Credit shall first extend credit to Dealer under the Plan. This agreement shall be binding on Dealer and Ford Credit and their respective successors and assigns from the date thereof until terminated by receipt of a written notice by either party from the other, except that any such termination shall not relieve either party from any obligation incurred prior to the effective date thereof.


                                        Starcraft Automotive Group, Inc.
                                        ----------------------------------------

Witness or Attest:


                                     By: /s/ Michael H. Schoeffler
--------------------------------        ----------------------------------------
                                        Michael H. Schoeffler

                                     Title: Senior Vice President
                                           -------------------------------------

                               CONTINUING GUARANTY

To Ford Motor Credit Company:                  Date_________________________


For and in consideration of $1.00 and other good and valuable considerations paid by you to each of us, the receipt and sufficiency of which is each hereby acknowledged, and to induce you to make loans to and/or make advances under your Wholesale Plan to, and to purchase or otherwise acquire retail instalment sale contracts, conditional sale contracts, chattel mortgages or other security instruments, or to otherwise extend credit to or do business with:

                          Imperial Automotive Group, Inc.
--------------------------------------------------------------------------------
                                 (DEALER'S NAME)

2831 Dexter Drive               Elkhart                   Indiana          46514
--------------------------------------------------------------------------------
                               (DEALER'S ADDRESS)


hereinafter called the "Dealer", each of the undersigned Guarantors hereby, jointly and severally, and unconditionally, guaranties to you, your successors or assigns that the Dealer will fully, promptly and faithfully perform, pay and discharge all Dealer's present and future obligations to you; and agrees, without your first having to proceed against Dealer or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you from Dealer and all losses, costs, attorney's fees or expenses which you may suffer by reason of Dealer's default, and agrees to be bound by and on demand to pay any deficiency established by a sale of paper or security held with or without notice to us; together with a reasonable attorney's fee (15% if permitted by law) if placed with an attorney for collection from us. Each of us hereby subordinates any sums now or hereafter due to him from Dealer to the payment of any sums now or hereafter due you from Dealer (Subordinated Indebtedness), and agrees that the undersigned will not, without your prior written consent, demand, take steps for the collection of, or assign, transfer or otherwise dispose of the Subordinated Indebtedness or any part thereof or realize upon or enforce any collateral securing the Subordinated Indebtedness or any part thereof and will not demand or accept any property of the Dealer as security for the Subordinated Indebtedness or any part thereof for so long as the Dealer shall be indebted to you; provided that the following types of payments in reasonable amounts shall not be subject to this Subordination Agreement and may be paid by the Dealer to the undersigned without your prior written consent: (a) regular wage and salary payments for services rendered by the undersigned, (b) reimbursement for ordinary business expenses advanced on behalf of Dealer by the undersigned or, (c) payments for materials or property furnished by the undersigned in the ordinary course of business dealings between the undersigned and Dealer.

Each of the undersigned hereby assigns, transfers and sets over unto you all of his right, title and interest in and to the Subordinated Indebtedness and agrees to execute any additional assignments and instruments you may deem necessary or desirable to effectuate, complete, perfect or further confirm such assignment and transfer; and agrees to hold in trust for and promptly remit to you for application upon any indebtedness now or hereafter owing by the Dealer to you any amount received from the Dealer or any other person on account of the Subordinated Indebtedness.

Each of the undersigned Guarantors shall furnish to you such balance sheets, statements of income, expenditure and surplus and other financial statements as you may reasonably require from time to time.

This guaranty may be terminated only by notice sent to you by registered mail, stating an effective date after the receipt of such notice to you; but shall continue thereafter as to each of us who has not given such notice, and shall continue as to each of us giving such notice with respect to any transaction with and any obligation of the Dealer incurred prior to the effective date of termination. No termination hereof shall be effected by the death of any of us. Each of us waives notice of acceptance hereof and of presentment, demand, protest and notice of non-payment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by Dealer, and all exemptions, rights of dower and homestead laws and any other demands and notices required by law, and we waive all set-offs and counterclaims. You may renew, extend, modify or transfer any obligations of Dealer or of its customers or of co-guarantors, may accept partial payments thereon or settle, release, compound, compromise, collect or otherwise liquidate any obligation or security therefor in any manner and bid and purchase at any sale without affecting or impairing the obligation of any of us hereunder.

It is contemplated that this is and is intended to be the personal guaranty of payment and performance of each individual who signs this instrument, and any language in connection with any signature indicating a capacity other than personal shall be deemed stricken from and shall not be part of the signature; but this provision shall not apply to the signature of a person who signs as an officer of a corporation which is not the Dealer, and which executes this instrument as its corporate guaranty.

This instrument shall bind our respective heirs, administrators, personal representatives, successors and assigns, and shall inure to your successors and assigns. All of your rights are cumulative and not alternative. Witness our hand(s) and seal(s) the day and year first above written.

              (                         (Seal)                        Address
               -------------------------       ----------------------
      For     (                         (Seal)                        Address
               -------------------------       ----------------------
  Individual  (                         (Seal)                        Address
               -------------------------       ----------------------
 Guarantors   (                         (Seal)                        Address
               -------------------------       ----------------------
              (                         (Seal)                        Address
               -------------------------       ----------------------
              (                         (Seal)                        Address


              Witness                          Address
                     -------------------------        ------------------------
              (Starcraft Corporation
              (                                Attest/s/[NOT LEGIBLE]
              ( By \s\Michael H. Schoeffler          ---------------------------
                   ------------------------                SECRETARY
                   Michael H. Schoeffler                (CORPORATE SEAL)
        For   (    Senior Vice President
   Corporate  (
  Guarantors  (
              (                                Attest__________________________
              (                                                 SECRETARY
              ( By                                           (CORPORATE SEAL)
                   ----------------------------

                               CONTINUING GUARANTY

To Ford Motor Credit Company:                   Date__________________________


For and in consideration of $1.00 and other good and valuable considerations paid by you to each of us, the receipt and sufficiency of which is each hereby acknowledged, and to induce you to make loans to and/or make advances under your Wholesale Plan to, and to purchase or otherwise acquire retail instalment sale contracts, conditional sale contracts, chattel mortgages or other security instruments, or to otherwise extend credit to or do business with:

                          Starcraft Automotive Group, Inc.
--------------------------------------------------------------------------------
                                 (DEALER'S NAME)

2703 College Avenue            Goshen                   Indiana          46526
--------------------------------------------------------------------------------
                               (DEALER'S ADDRESS)

hereinafter called the "Dealer", each of the undersigned Guarantors hereby, jointly and severally, and unconditionally, guaranties to you, your successors or assigns that the Dealer will fully, promptly and faithfully perform, pay and discharge all Dealer's present and future obligations to you; and agrees, without your first having to proceed against Dealer or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you from Dealer and all losses, costs, attorney's fees or expenses which you may suffer by reason of Dealer's default, and agrees to be bound by and on demand to pay any deficiency established by a sale of paper or security held with or without notice to us; together with a reasonable attorney's fee (15% if permitted by law) if placed with an attorney for collection from us. Each of us hereby subordinates any sums now or hereafter due to him from Dealer to the payment of any sums now or hereafter due you from Dealer (Subordinated Indebtedness), and agrees that the undersigned will not, without your prior written consent, demand, take steps for the collection of, or assign, transfer or otherwise dispose of the Subordinated Indebtedness or any part thereof or realize upon or enforce any collateral securing the Subordinated Indebtedness or any part thereof and will not demand or accept any property of the Dealer as security for the Subordinated Indebtedness or any part thereof for so long as the Dealer shall be indebted to you; provided that the following types of payments in reasonable amounts shall not be subject to this Subordination Agreement and may be paid by the Dealer to the undersigned without your prior written consent: (a) regular wage and salary payments for services rendered by the undersigned, (b) reimbursement for ordinary business expenses advanced on behalf of Dealer by the undersigned or, (c) payments for materials or property furnished by the undersigned in the ordinary course of business dealings between the undersigned and Dealer.

Each of the undersigned hereby assigns, transfers and sets over unto you all of his right, title and interest in and to the Subordinated Indebtedness and agrees to execute any additional assignments and instruments you may deem necessary or desirable to effectuate, complete, perfect or further confirm such assignment and transfer; and agrees to hold in trust for and promptly remit to you for application upon any indebtedness now or hereafter owing by the Dealer to you any amount received from the Dealer or any other person on account of the Subordinated Indebtedness.

Each of the undersigned Guarantors shall furnish to you such balance sheets, statements of income, expenditure and surplus and other financial statements as you may reasonably require from time to time.

This guaranty may be terminated only by notice sent to you by registered mail, stating an effective date after the receipt of such notice to you; but shall continue thereafter as to each of us who has not given such notice, and shall continue as to each of us giving such notice with respect to any transaction with and any obligation of the Dealer incurred prior to the effective date of termination. No termination hereof shall be effected by the death of any of us. Each of us waives notice of acceptance hereof and of presentment, demand, protest and notice of non-payment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by Dealer, and all exemptions, rights of dower and homestead laws and any other demands and notices required by law, and we waive all set-offs and counterclaims. You may renew, extend, modify or transfer any obligations of Dealer or of its customers or of co-guarantors, may accept partial payments thereon or settle, release, compound, compromise, collect or otherwise liquidate any obligation or security therefor in any manner and bid and purchase at any sale without affecting or impairing the obligation of any of us hereunder.

It is contemplated that this is and is intended to be the personal guaranty of payment and performance of each individual who signs this instrument, and any language in connection with any signature indicating a capacity other than personal shall be deemed stricken from and shall not be part of the signature; but this provision shall not apply to the signature of a person who signs as an officer of a corporation which is not the Dealer, and which executes this instrument as its corporate guaranty.

This instrument shall bind our respective heirs, administrators, personal representatives, successors and assigns, and shall inure to your successors and assigns. All of your rights are cumulative and not alternative. Witness our hand(s) and seal(s) the day and year first above written.



                  (                        (Seal)                      Address
                   ------------------------       --------------------
      For         (                        (Seal)                      Address
                   ------------------------       --------------------
  Individual      (                        (Seal)                      Address
                   ------------------------       --------------------
 Guarantors       (                        (Seal)                      Address
                   ------------------------       --------------------
                  (                        (Seal)                      Address
                   ------------------------       --------------------
                  (                        (Seal)                      Address



                  Witness______________________  Address________________________
                  (  Starcraft Corporation
                  (---------------------------------- Attest /s/ [Not Legible]
                  ( By \s\Michael H. Schoeffler             --------------------
                       ------------------------------            SECRETARY
                       Michael H. Schoeffler                  (CORPORATE SEAL)
        For       (    Senior Vice President
   Corporate      (
  Guarantors      (
                  (                                  Attest_____________________
                  (                                               SECRETARY
                  ( By                                         (CORPORATE SEAL)
                       ------------------------------

                               CONTINUING GUARANTY

To Ford Motor Credit Company:                     Date_________________________


For and in consideration of $1.00 and other good and valuable considerations paid by you to each of us, the receipt and sufficiency of which is each hereby acknowledged, and to induce you to make loans to and/or make advances under your Wholesale Plan to, and to purchase or otherwise acquire retail instalment sale contracts, conditional sale contracts, chattel mortgages or other security instruments, or to otherwise extend credit to or do business with:

                          Starcraft Automotive Group, Inc.
--------------------------------------------------------------------------------
                                 (DEALER'S NAME)

2703 College Avenue             Goshen                   Indiana          46526
--------------------------------------------------------------------------------
                               (DEALER'S ADDRESS)

hereinafter called the "Dealer", each of the undersigned Guarantors hereby, jointly and severally, and unconditionally, guaranties to you, your successors or assigns that the Dealer will fully, promptly and faithfully perform, pay and discharge all Dealer's present and future obligations to you; and agrees, without your first having to proceed against Dealer or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you from Dealer and all losses, costs, attorney's fees or expenses which you may suffer by reason of Dealer's default, and agrees to be bound by and on demand to pay any deficiency established by a sale of paper or security held with or without notice to us; together with a reasonable attorney's fee (15% if permitted by law) if placed with an attorney for collection from us. Each of us hereby subordinates any sums now or hereafter due to him from Dealer to the payment of any sums now or hereafter due you from Dealer (Subordinated Indebtedness), and agrees that the undersigned will not, without your prior written consent, demand, take steps for the collection of, or assign, transfer or otherwise dispose of the Subordinated Indebtedness or any part thereof or realize upon or enforce any collateral securing the Subordinated Indebtedness or any part thereof and will not demand or accept any property of the Dealer as security for the Subordinated Indebtedness or any part thereof for so long as the Dealer shall be indebted to you; provided that the following types of payments in reasonable amounts shall not be subject to this Subordination Agreement and may be paid by the Dealer to the undersigned without your prior written consent: (a) regular wage and salary payments for services rendered by the undersigned, (b) reimbursement for ordinary business expenses advanced on behalf of Dealer by the undersigned or, (c) payments for materials or property furnished by the undersigned in the ordinary course of business dealings between the undersigned and Dealer.

Each of the undersigned hereby assigns, transfers and sets over unto you all of his right, title and interest in and to the Subordinated Indebtedness and agrees to execute any additional assignments and instruments you may deem necessary or desirable to effectuate, complete, perfect or further confirm such assignment and transfer; and agrees to hold in trust for and promptly remit to you for application upon any indebtedness now or hereafter owing by the Dealer to you any amount received from the Dealer or any other person on account of the Subordinated Indebtedness.

Each of the undersigned Guarantors shall furnish to you such balance sheets, statements of income, expenditure and surplus and other financial statements as you may reasonably require from time to time.

This guaranty may be terminated only by notice sent to you by registered mail, stating an effective date after the receipt of such notice to you; but shall continue thereafter as to each of us who has not given such notice, and shall continue as to each of us giving such notice with respect to any transaction with and any obligation of the Dealer incurred prior to the effective date of termination. No termination hereof shall be effected by the death of any of us. Each of us waives notice of acceptance hereof and of presentment, demand, protest and notice of non-payment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by Dealer, and all exemptions, rights of dower and homestead laws and any other demands and notices required by law, and we waive all set-offs and counterclaims. You may renew, extend, modify or transfer any obligations of Dealer or of its customers or of co-guarantors, may accept partial payments thereon or settle, release, compound, compromise, collect or otherwise liquidate any obligation or security therefor in any manner and bid and purchase at any sale without affecting or impairing the obligation of any of us hereunder.

It is contemplated that this is and is intended to be the personal guaranty of payment and performance of each individual who signs this instrument, and any language in connection with any signature indicating a capacity other than personal shall be deemed stricken from and shall not be part of the signature; but this provision shall not apply to the signature of a person who signs as an officer of a corporation which is not the Dealer, and which executes this instrument as its corporate guaranty.

This instrument shall bind our respective heirs, administrators, personal representatives, successors and assigns, and shall inure to your successors and assigns. All of your rights are cumulative and not alternative. Witness our hand(s) and seal(s) the day and year first above written.

                  (                        (Seal)                      Address
                   ------------------------       --------------------
      For         (                        (Seal)                      Address
                   ------------------------       --------------------
  Individual      (                        (Seal)                      Address
                   ------------------------       --------------------
 Guarantors       (                        (Seal)                      Address
                   ------------------------       --------------------
                  (                        (Seal)                      Address
                   ------------------------       --------------------
                  (                        (Seal)                      Address



                  Witness                        Address
                         ----------------------         ------------------------

                  (Imperial Automotive Group, Inc.
                  (                                  Attest /s/ [NOT LEGIBLE]
                  (                                        ---------------------
                  ( By  /s/ [NOT LEGIBLE]                           SECRETARY
                       ------------------------------         (CORPORATE SEAL)
        For       (    [NOT LEGIBLE]
   Corporate      (    Senior Vice President
  Guarantors      (
                  (                                  Attest
                  (                                        ---------------------
                  (                                              SECRETARY
                  ( By                                         (CORPORATE SEAL)
                       ------------------------------

                               CONTINUING GUARANTY

To Ford Motor Credit Company:                 Date
                                                  ------------------------------


For and in consideration of $1.00 and other good and valuable considerations paid by you to each of us, the receipt and sufficiency of which is each hereby acknowledged, and to induce you to make loans to and/or make advances under your Wholesale Plan to, and to purchase or otherwise acquire retail instalment sale contracts, conditional sale contracts, chattel mortgages or other security instruments, or to otherwise extend credit to or do business with:

                          Imperial Automotive Group, Inc.
--------------------------------------------------------------------------------
                                 (DEALER'S NAME)

2831 Dexter Drive               Elkhart                   Indiana          46514
--------------------------------------------------------------------------------
                               (DEALER'S ADDRESS)

hereinafter called the "Dealer", each of the undersigned Guarantors hereby, jointly and severally, and unconditionally, guaranties to you, your successors or assigns that the Dealer will fully, promptly and faithfully perform, pay and discharge all Dealer's present and future obligations to you; and agrees, without your first having to proceed against Dealer or to liquidate paper or any security therefor, to pay on demand all sums due and to become due to you from Dealer and all losses, costs, attorney's fees or expenses which you may suffer by reason of Dealer's default, and agrees to be bound by and on demand to pay any deficiency established by a sale of paper or security held with or without notice to us; together with a reasonable attorney's fee (15% if permitted by law) if placed with an attorney for collection from us. Each of us hereby subordinates any sums now or hereafter due to him from Dealer to the payment of any sums now or hereafter due you from Dealer (Subordinated Indebtedness), and agrees that the undersigned will not, without your prior written consent, demand, take steps for the collection of, or assign, transfer or otherwise dispose of the Subordinated Indebtedness or any part thereof or realize upon or enforce any collateral securing the Subordinated Indebtedness or any part thereof and will not demand or accept any property of the Dealer as security for the Subordinated Indebtedness or any part thereof for so long as the Dealer shall be indebted to you; provided that the following types of payments in reasonable amounts shall not be subject to this Subordination Agreement and may be paid by the Dealer to the undersigned without your prior written consent: (a) regular wage and salary payments for services rendered by the undersigned, (b) reimbursement for ordinary business expenses advanced on behalf of Dealer by the undersigned or, (c) payments for materials or property furnished by the undersigned in the ordinary course of business dealings between the undersigned and Dealer.

Each of the undersigned hereby assigns, transfers and sets over unto you all of his right, title and interest in and to the Subordinated Indebtedness and agrees to execute any additional assignments and instruments you may deem necessary or desirable to effectuate, complete, perfect or further confirm such assignment and transfer; and agrees to hold in trust for and promptly remit to you for application upon any indebtedness now or hereafter owing by the Dealer to you any amount received from the Dealer or any other person on account of the Subordinated Indebtedness.

Each of the undersigned Guarantors shall furnish to you such balance sheets, statements of income, expenditure and surplus and other financial statements as you may reasonably require from time to time.

This guaranty may be terminated only by notice sent to you by registered mail, stating an effective date after the receipt of such notice to you; but shall continue thereafter as to each of us who has not given such notice, and shall continue as to each of us giving such notice with respect to any transaction with and any obligation of the Dealer incurred prior to the effective date of termination. No termination hereof shall be effected by the death of any of us. Each of us waives notice of acceptance hereof and of presentment, demand, protest and notice of non-payment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by Dealer, and all exemptions, rights of dower and homestead laws and any other demands and notices required by law, and we waive all set-offs and counterclaims. You may renew, extend, modify or transfer any obligations of Dealer or of its customers or of co-guarantors, may accept partial payments thereon or settle, release, compound, compromise, collect or otherwise liquidate any obligation or security therefor in any manner and bid and purchase at any sale without affecting or impairing the obligation of any of us hereunder.

It is contemplated that this is and is intended to be the personal guaranty of payment and performance of each individual who signs this instrument, and any language in connection with any signature indicating a capacity other than personal shall be deemed stricken from and shall not be part of the signature; but this provision shall not apply to the signature of a person who signs as an officer of a corporation which is not the Dealer, and which executes this instrument as its corporate guaranty.

This instrument shall bind our respective heirs, administrators, personal representatives, successors and assigns, and shall inure to your successors and assigns. All of your rights are cumulative and not alternative. Witness our hand(s) and seal(s) the day and year first above written.


             (                        (Seal)                      Address
              ------------------------       --------------------
      For    (                        (Seal)                      Address
              ------------------------       --------------------
  Individual (                        (Seal)                      Address
              ------------------------       --------------------
 Guarantors  (                        (Seal)                      Address
              ------------------------       --------------------
             (                        (Seal)                      Address
              ------------------------       --------------------
             (                        (Seal)                      Address



             Witness                        Address
                    ----------------------         ------------------------

             (Starcraft Automotive Group, Inc.
             (                                  Attest \s\Michael H. Schoeffler
             (                                         ------------------------
             ( By \s\Michael H. Schoeffler                  SECRETARY
                  ------------------------------         (CORPORATE SEAL)
        For  (    Michael H. Schoeffler
   Corporate (    Senior Vice President
  Guarantors (
             (                                  Attest
             (                                        -------------------------
             (                                              SECRETARY
             ( By                                         (CORPORATE SEAL)
                  ------------------------------